UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

RAFAEL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RAFAEL HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	11:30 a.m., local time, on Monday, January 10, 2024.
PLACE:	Rafael Holdings, Inc.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102.
ITEMS OF BUSINESS:	1.	To elect five directors, each for a term of one year.
	2.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2024.
	3.	To conduct an advisory vote on compensation of named executive officers.
	4.	To vote on the frequency of the advisory vote on executive compensation: once a year, once every two years or once every three years.
	5.	To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on November 13, 2023.
PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How Do I Vote?”
ANNUAL MEETING IN-PERSON ADMISSION:

If you were a stockholder of record as of close of business in New York, New York on November 13, 2023, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 13, 2023 with you to the Annual Meeting, as well as a form of personal photo identification.

The Company requests that any stockholder seeking to attend the Annual Meeting in person first email the Company’s investor relations department at invest@rafaelholdings.com to RSVP.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@rafaelholdings.com or by calling Rafael Holdings Investor Relations at (212) 658-1450 ext. 7.

Important Notice Regarding the Availability of Proxy Materials for
the Rafael Holdings, Inc. Stockholders Meeting to be Held on JANUARY 10, 2024:
The Notice of Annual Meeting and Proxy Statement and the Company’s Fiscal 2023 Annual Report on Form 10-K are available at:
https://rafaelholdings.irpass.com/Annual_Reports

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary
Newark, New Jersey November 20, 2023

RAFAEL HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Rafael Holdings, Inc., a Delaware corporation (the “Company” or “Rafael”) as of the close of business in New York, New York on November 13, 2023, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, January 20, 2024 at 11:30 a.m., local time, at the Company’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”) present at the Annual Meeting or represented by proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 30, 2023.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the shares of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on Monday, November 13, 2023 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 24,506,635 shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 787,163 shares of Class A Common Stock and 23,719,472 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How Do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matters to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together as a single class), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1), the ratification of the appointment of the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2024 (Proposal No. 2), and the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals. Proposal No. 4 asks stockholders to express a preference among three possible choices — as to whether future advisory votes on executive compensation should be held every year, every two years, or every three years. Accordingly, abstentions will not be counted as expressing any preference. This advisory vote is non-binding on the Board, but the Board will give careful consideration to the voting results on this proposal and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”).

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 3), the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 4) or on any stockholder proposal or other matter raised at the Annual Stockholders Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. However, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2024 (Proposal No. 2), even if the broker does not receive voting instructions from you.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report on Form 10-K for the Fiscal Year ended July 31, 2023 (the “2023 Annual Report”) and this Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate 2023 Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3500, and we will promptly forward to such stockholder a separate 2023 Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the 2023 Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Fiscal Year

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2023 refers to the Fiscal Year ended July 31, 2023).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it as a “controlled company”.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at https://rafaelholdings.irpass.com/Governance and in print to any stockholder upon written request to the Corporate Secretary. The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman of the Board of Directors and Executive Chairman. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation, Corporate Governance and Nominating Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at https://rafaelholdings.irpass.com/Governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange Listed Company Manual definitions of independence, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1,000,000 or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Stephen M. Greenberg, Mark A. McCamish, and Michael J. Weiss is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the director nominees, and each member or nominee who currently serves as a member of the Audit, Compensation, Corporate Governance or Nominating Committee, is independent.

The Corporate Governance Committee considered the following relationships between the Company and Michael Weiss in determining Dr. Weiss’ independence: Dr. Weiss holds a 0.25% owner of the equity of CS Pharma Holdings, LLC (“CS Pharma”), a limited liability company of which the Company is an effective 45% owner. Dr. Weiss was not a director or otherwise a “Related Person” of the Company at the time he acquired the ownership interest in CS Pharma. The Corporate Governance Committee and the Board determined, after considering the timing, as well as the ownership and financial interest of Dr. Weiss in CS Pharma, that the foregoing relationship did not impact Dr. Weiss’ independence.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, Howard Jonas is not a non-employee director and Stephen M. Greenberg, Mark A. McCamish, and Michael J. Weiss are non-employee directors. None of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director (currently Stephen Greenberg) or the non-employee directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of the Company or its management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq., at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board and they will take such actions as they deem necessary to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; or

•        Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held four regularly scheduled meetings and a total of nine meetings (including the four regularly scheduled meetings) in Fiscal 2023. In Fiscal 2023, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the 2023 Annual Meeting of stockholders attended that meeting.

Board of Directors Leadership Structure and Risk Oversight Role

Howard S. Jonas has served as Chairman of the Board since the Company’s inception. From March 8, 2018 until April 30, 2021, he also served as Chief Executive Officer, and since June 13, 2022, has also served as the Company’s Executive Chairman. As Chairman of the Board, Howard S. Jonas continues to provide overall leadership to the Board of Directors in its oversight function. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, each of which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board role.

The Board of Directors, directly and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The New York Stock Exchange Listed Company Manual requires that the independent directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Stephen Greenberg, a non-employee director, has served as the “Lead Independent Director,” since March 26, 2018.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversee certain aspects of risk management and report their respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

The Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Stephen M. Greenberg (Chairman), Mark A. McCamish and Michael J. Weiss, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held four regularly scheduled meetings during Fiscal 2023. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Greenberg qualifies as an “audit committee financial expert” in accordance with the SEC rules.

Compensation Committee

The Compensation Committee consists of Michael J. Weiss (Chairman), Stephen M. Greenberg and Mark A. McCamish. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) and the Rafael Holdings, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The Compensation Committee is also responsible for recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee is also responsible for the administration of the Company’s Compensation Clawback Policy, which the Company recently adopted. The Compensation Committee held four regularly scheduled meetings during Fiscal 2023. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that the members of the Compensation Committee are independent within the applicable New York Stock Exchange listing standards and the categorical standards set forth above.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has served as an officer or employee of the Company or has any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) of any company that employed or employs as an executive officer any member of the Company’s Compensation Committee.

Corporate Governance Committee

The Corporate Governance Committee consists of Stephen M. Greenberg (Chairman), Mark A. McCamish and Michael J. Weiss. The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the annual self-evaluations of the Board of Directors, the Audit Committee, the Compensation Committee and Nominating Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee held five meetings (including the four regularly scheduled meetings) in Fiscal 2023. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that all of the members of the Corporate Governance Committee are independent within the applicable New York Stock Exchange listing standards and the categorical standards set forth above.

Nominating Committee

The Nominating Committee currently consists of Michael J. Weiss (Chairman) and Stephen M. Greenberg. The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Board of Directors has determined that both of the members of the Nominating Committee are independent within the applicable New York Stock Exchange listing standards. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held two meetings during Fiscal 2023.

FISCAL 2023 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2023 was comprised of equity compensation, consisting of awards of restricted shares of Class B Common Stock, and cash compensation. Each of these components is described in more detail below.

Pursuant to the Company’s 2021 Plan, the aggregate amount of equity and cash compensation payable to a non-employee director shall not exceed $750,000 per fiscal year, provided, however, that such amount shall not exceed $1,000,000 for the fiscal year in which a non-employee director is initially elected or appointed to the Board. The 2021 Plan does not explicitly provide for any restricted stock or option grants to non-employee directors and any such grants will be determined by the Compensation Committee.

Each non-employee director of the Company who attended at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year will receive an annual grant of restricted shares of our Class B Common Stock to be calculated based on the average closing price of our Class B Common Stock during the preceding December. The cash retainer and the stock grant will be pro-rated based on the month in which a director joins or departs from the Board.

For Fiscal 2023, each non-employee director continued to receive an annual cash retainer of $25,000 and an annual grant of restricted shares of our Class B Common Stock with a value of $50,000, which was calculated based on the average closing price of our Class B Common Stock during the preceding December. A grant of 27,174 restricted shares of our Class B common stock was made to each non-employee director on January 5, 2023 and these shares vested in full immediately upon grant.

The Compensation Committee believes that our non-employee director compensation is fair and appropriate in light of the responsibilities and obligations of our non-employee directors. The Compensation Committee will periodically review our non-employee director compensation practices. Directors do not receive any annual fees for committee services (except fees for serving on a special committee), nor are there any additional fees paid to the lead independent director or for other board or committee roles.

Fiscal 2023 Director Compensation Table

The following table lists the Fiscal 2023 compensation for each person who served as a non-employee director during Fiscal 2023. This table does not include compensation to Howard S. Jonas, who served as director and named executive officer for Fiscal 2023, or for Rachel Jonas, as she was not a non-employee director, and, thus, did not receive compensation for her service as a director during Fiscal 2023. Rachel Jonas (who resigned on October 25, 2023) and Boris C. Pasche (who resigned on August 7, 2023) no longer serve as directors of the Company. Howard Jonas’ compensation is set forth in the Executive Compensation section of this Proxy Statement.

Name	Dates of Board Service During Fiscal 2023	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Stock ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Stephen M. Greenberg	08/01/2022 – 07/31/2023	$25,000	$—	$50,000	$—	$75,000
Mark A. McCamish	08/01/2022 – 07/31/2023	$25,000	$—	$50,000	$—	$75,000
Boris C. Pasche	08/01/2022 – 07/31/2023	$25,000	$—	$50,000	$—	$75,000
Michael J. Weiss	08/01/2022 – 07/31/2023	$25,000	$—	$50,000	$—	$75,000

____________

(1)      Represents the grant date fair value of an award of 27,174 shares of the Company’s Class B Common Stock on January 5, 2023, computed in accordance with FASB ACS Topic 718R.

As of July 31, 2023, non-employee directors held the following shares of Class B Common Stock granted for their service as directors. Non-employee directors did not hold any options to purchase shares of the Company’s capital stock as of July 31, 2023.

Name	Class B Common Stock
Stephen M. Greenberg	47,295
Mark A. McCamish	32,586
Boris C. Pasche	47,295
Michael J. Weiss	47,295

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including approval, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the Statement of Policy with respect to Related Person Transactions:

Howard S. Jonas beneficially owns a controlling interest in the Company. Howard S. Jonas’ total compensation during Fiscal 2023 is set forth in the Summary Compensation Table of this Proxy Statement.

On March 26, 2018, IDT Corporation (“IDT”) spun off the Company. In connection with the spin-off, IDT and the Company entered into a Transition Services Agreement, dated March 26, 2018 (the “TSA”), pursuant to which IDT, for which Howard S. Jonas serves as the Chairman of the Board, provides certain services to the Company. Trusts for the benefit of Howard Jonas’ eight children, if aggregated together, own a controlling interest in IDT. The services provided by IDT under the TSA include, but are not limited to: administrative, tax and legal. IDT billed the Company a total of $312,878 under the TSA during Fiscal 2023. In addition, during Fiscal 2023, the Company billed IDT $56,751 for real estate advisory services provided to IDT. As of July 31, 2023, the Company owed IDT $69,708.

IDT leased space from the Company at 520 Broad Street, Newark, NJ and in Jerusalem, Israel. IDT leased approximate 80,000 square feet of office space plus parking spaces occupied by IDT at 520 Broad Street, Newark, NJ and approximately 3,600 square feet of office space in Jerusalem, Israel. IDT paid the Company $124,617 for office rent and parking during Fiscal 2023. The Company sold the building in Newark and parking garage in August 2022. As of July 31, 2023, IDT owed the Company $211,533 for office rent and parking.

Cornerstone Pharmaceuticals, Inc.

The Company beneficially owns 51% of the outstanding capital stock of Cornerstone Pharmaceuticals, Inc. (“Cornerstone Pharma”) (42% of the capital stock on a fully diluted basis). Howard S. Jonas and David Polinsky own an interest in Cornerstone Pharma and Howard S. Jonas serves as Chairman of the Board of Cornerstone Pharma while Bill Conkling, the Company’s Chief Executive Officer, serves on the Board of Cornerstone Pharma. The following transactions have taken place between the Company and Cornerstone Pharma during Fiscal 2023:

•        The Company provided Cornerstone Pharma with administrative, finance, accounting, tax and legal services until October 2021. Accordingly, the Company did not bill Cornerstone Pharma during Fiscal 2023. As of July 31, 2023, however, Rafael Pharma owed the Company $720,000.

•        On March 21, 2023, the Company loaned $2 million to Cornerstone Pharma. The indebtedness, including accrued interest, is due and payable on November 30, 2023.

The Company entered into a Cooperation Agreement with Genie, IDT and trusts for the benefit of certain family members of Howard Jonas related to an investment in the equity and derivative instruments of a third-party publicly traded company. Subsequently, the Company and Genie agreed to share the expenses related to the investment equally and each would retain any return from its own investments. The Company invested $1,586,021 in the third-party company and, after selling a portion of its interest, made a profit of $309,030.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock and the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and except as otherwise noted, the address of the referenced individual is c/o Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on November 17, 2023, and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 787,163 shares of Class A Common Stock and 23,719,472 shares of Class B Common Stock. The number of shares of Class B Common Stock reported assume the conversion of all 787,163 currently outstanding shares of Class A Common Stock into shares of Class B Common Stock.

Name	Number of Shares of Class A Common Stock		Percentage of Ownership of Class A Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerδ
Howard S. Jonas 520 Broad Street Newark, NJ 07102	787,163	(1)	100%	664,486	(2)	5.9%	51.3%

I9 Plus, LLC(3) 153 Booth Ave. Englewood, New Jersey 07631				3,225,806		13.6%	6.8%

William Conkling				563,119	(4)	2.4%	1.2%

David Polinsky				193,239	(5)	*	*

Patrick Fabbio				50,139		*	*

Susan Y. Bernstein				—		*	*

Stephen M. Greenberg				47,295		*	*

Mark A. McCamish				32,586		*	*

Michael J. Weiss				47,295		*	*

All directors, Named Executive Officers and other executive officers as a group (6) persons)				1,598,159	(6)	9.7%	53%

____________

*        Less than 1%.

δ           Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      The shares are held by Rafael A Partners, L.P. Howard S. Jonas is the sole manager of the sole general partner of the limited partnership and, therefore, has sole voting and dispositive power over the shares of Class A common stock held by the limited partnership.

(2)      Consists of (i) 320,407 shares of Class B Common Stock, (ii) 243,131 restricted shares of Class B Common Stock that vest as follows: 27,852 on each of December 13, 2023 and March 13, 2024, and 187,427 shares on June 13, 2024, (iii) 98,820 shares of Class B Common Stock owned by the Jonas Foundation; and (iv) 2,128 shares held by Howard S. Jonas in his IDT 401(k) plan account as of October 31, 2023. The foregoing does not include (I) 3,000 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares, (II) an aggregate of 5,822,139 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not hold or share voting or investment control over these shares,

(III) 80,000 shares of the Company’s Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity), and (IV) 3,225,806 shares of Class B Common Stock owned by I9 Plus, LLC, which is owned by trust for the benefit of Howard S. Jonas’ children, and managed by Howard S. Jonas’ immediate family member.

(3)      Owned by trusts for the benefit of Howard S. Jonas’ children, and managed by Howard S. Jonas’ immediate family member.

(4)      Consists of (i) 172,269 shares of Class B Common Stock and (ii) 390,850 restricted shares of Class B Common Stock that vest as follows: 38,983 quarterly, December 21, 2023, through September 21, 2025, 38,986 shares on December 21, 2025 and 10,000 shares on each of October 25, 2024, October 25, 2025, October 25, 2026 and October 25, 2027.

(5)      Consists of (i) 20,739 shares of Class B Common Stock, (ii) 147,500 restricted shares of Class B Common Stock that vest as follows: 5,000 on December 21, 2023; 6,250 on each of March 21, 2024, June 21, 2024 and September 21, 2024; 3,750 on September 23, 2024; 6,250 on each of December 21, 2024, March 21, 2025, June 21, 2025 and September 21, 2025; 3,750 on September 23, 2025; 6,250 on each of December 21, 2025, March 21, 2025, June 21, 2026, September 21, 2026, December 21, 2026; and 10,000 shares on each of October 25, 2024, October 25, 2025, October 25, 2026 and October 25, 2027 and (iii) currently exercisable options or exercisable withing the next sixty days to purchase 25,000 shares of Class B Common Stock.

(6)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2023.

EXECUTIVE COMPENSATION

EMPLOYMENT AND LETTER AGREEMENTS

Each of Howard Jonas, William Conkling and Patrick Fabbio entered into employment agreements with the Company that provide for base compensation, payments, treatment of equity awards on termination of employment and various other terms of employment.

The following is a description of the material terms of the compensation provided pursuant to the employment agreements.

Howard Jonas:    The employment agreement between Howard S. Jonas and the Company, referred to as the Jonas Employment Agreement became effective as of June 13, 2022 (and was amended on July 12, 2022), and provides that Mr. Jonas (who also serves as Chairman of the Board) serve as the Executive Chairman of the Company commencing June 13, 2022 (the “Jonas Start Date”). The Jonas Employment Agreement has a term of five years (subject to extension unless either party elects not to renew) and provides that Mr. Jonas is entitled to receive (i) an annual base salary of $290,000 (the “Base Salary”), of which $250,000 is payable through the issuance of restricted shares of the Company’s Class B Common Stock (with the value of the shares based upon the volume weighted closing price of the Class B Stock on the NYSE on the thirty NYSE trading days ending with the NYSE trading day immediately preceding the issuance), to be issued within thirty days of the Jonas Start Date and each annual anniversary, and such shares vesting, contingent on Mr. Jonas remaining in continuous service to the Company, in substantially equal amounts on the three, six, nine and twelve month anniversaries of the Jonas Start Date or annual anniversary; (ii) a grant of restricted shares of Class B Common Stock with a value of $600,000, issuable within 30 days of the Jonas Start Date (with the value of the shares based upon the volume weighted closing price of the Class B Common Stock on the NYSE on the thirty NYSE trading days ending with the NYSE trading day immediately preceding the issuance) and such shares, and vesting, contingent on Mr. Jonas’ remaining in continuous service to the Company, in substantially equal amounts on the first and second annual anniversaries of the Start Date; (iii) Mr. Jonas’ eligibility to receive bonuses and participate in equity grants made to senior employees of the Company, at levels determined by the Compensation Committee of the Company’s Board of Directors; and (iv) if Mr. Jonas’ employment is terminated without cause (as such term is defined the Jonas Employment Agreement), resigns for good reason (as such term is defined the Jonas Employment Agreement) or upon Mr. Jonas’s death or disability (as such term is defined in the Jonas Employment Agreement) and upon other conditions set forth in the Employment Agreement, Mr. Jonas will be entitled to (1) severance in the amount equal to twelve (12) months of any cash portion of his annual base salary; and (2) any restrictions with respect to any equity grants shall lapse, and any unvested equity grants in the Company or its subsidiaries shall vest.

The Jonas Employment Agreement defines “cause” as: (i) Mr. Jonas’ conviction for the commission of an act or acts constituting a felony under the laws of the United States or any state thereof; or (ii) Mr. Jonas’ willful and continued failure to substantially perform his duties thereunder (other than any such failure resulting from Mr. Jonas’ incapacity due to physical or mental illness), after written notice has been delivered to Mr. Jonas by the Company, which notice specifically identifies the manner in which Mr. Jonas has not substantially performed his duties, and Mr. Jonas’ failure to substantially perform his duties is not cured within ten (10) business days after notice of such failure has been given to Mr. Jonas. For purposes of the definition of “cause”, no act or failure to act on Mr. Jonas’ part shall be deemed “willful” unless done or omitted to be done, by Mr. Jonas not in good faith and without reasonable belief that Mr. Jonas’ act, or failure to act, was in the best interest of the Company.

The Jonas Employment Agreement defines “good reason” as: the occurrence (without Mr. Jonas’ express written consent) of (i) a material breach of the Agreement by the Company; (ii) assignment to Mr. Jonas of any duties inconsistent with Mr. Jonas’ status as an officer of the Company or a material adverse alteration in the nature or status of Mr. Jonas’ responsibilities; (iii) any purported termination of Mr. Jonas’ employment which is not effected pursuant to a notice of termination satisfying the requirement of the Jonas Employment Agreement; (iv) a material reduction in Mr. Jonas’ annual base salary; (v) relocation of Mr. Jonas’ principal place of employment to a location more than 50 miles outside of the Metropolitan New York City area; or (vi) a “Change in Control,” as defined in the 2021 Plan.

William Conkling:    In connection with Mr. Conkling’s election as Chief Executive Officer, the Company’s Board of Directors and its Compensation Committee approved the Letter Agreement with Mr. Conkling, dated January 20, 2022 (the “Conkling Letter Agreement”), which superseded and replaced in its entirety the Employment Agreement between Mr. Conkling and the Company, dated March 7, 2021, and provides, among other things, the following: (i) an annual cash base salary of $500,000; (ii) an annual target performance cash bonus of 50% of the base salary, entitlement to which and any amount thereof to be determined in the sole and absolute discretion of the Company’s Compensation Committee; (iii) a grant of 623,732 restricted shares of the Company’s Class B Common Stock that will vest as to 25% of the shares (including any anti-dilution grants) on December 21, 2022 (the “Initial Vesting Date”) and the remainder of the shares shall vest in twelve substantially equal amounts on or near each of the first through the twelfth quarterly anniversaries of the Initial Vesting Date; (iv) options previously granted to Mr. Conkling shall vest on September 30, 2026; and (v) at-will employment, provided that if Mr. Conkling’s employment is terminated without cause (as such term is defined in the Conkling Letter Agreement) or resigns for good reason (as such term is defined in the Conkling Letter Agreement) and upon other conditions set forth in the Conkling Letter Agreement, Mr. Conkling will be entitled to severance in the amount equal to (1) twelve (12) months of his annual base salary, (2) a pro-rated portion of the annual bonus for the fiscal year in which the termination occurs, and (3) to the extent not already paid, the annual cash bonus for the year preceding the termination date that Mr. Conkling would have received had he remained continuously employed by the Company through the payment date of such Annual Bonus, if any.

The Conkling Letter Agreement has a one-year term that will automatically renew for additional successive terms of one (1) year each unless either party provides notice to the other party at least ninety (90) days before January 31, 2023 or January 31st of any succeeding year that such party does not wish to renew the Conkling Letter Agreement, in which case both the Conkling Letter Agreement and Mr. Conkling’s employment shall automatically terminate on such January 31st. During the term of the agreement, Mr. Conkling is eligible to participate in the Company’s benefit plans.

Should Mr. Conkling be terminated due to his death or disability (as defined in the Conkling Letter Agreement), Mr. Conkling (or his estate in the event of death) shall receive all unpaid amounts of the annual base salary and all benefits generally eligible, if any, to which Mr. Conkling was entitled as of the date of termination.

If Mr. Conkling is terminated by the Company for “cause” or if Mr. Conkling resigns without “good reason”, the Company shall pay Mr. Conkling all unpaid amounts of the annual base salary and all benefits generally eligible, if any, to which Mr. Conkling was entitled as of the date of termination.

The Conkling Letter Agreement defines “cause” as: (i) commission of fraud, theft, embezzlement, or misappropriation of corporate assets in connection with Mr. Conkling’s employment, or conviction of a felony under the laws of the United States or any state thereof; (ii) commission of willful or grossly negligent acts or omissions which result in an assessment of a criminal or material civil penalty against Mr. Conkling, the Company, or its affiliates; (iii) commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his lawful duties or responsibilities which have or may be expected to have an adverse effect on the Company or its affiliates; (iv) commission of any serious offense that results in or would reasonably be expected to result in financial harm, negative publicity or other material harm to the Company or its affiliates; (v) engaging in any act covered by Rule 506(d) of Regulation D under the Securities Act of 1933, as amended, and/or engaging in any act, or existence of any circumstances that would, in the reasonable judgment of the Company, be harmful to the Company’s ability to have its common stock be granted approval to list, or continue to be listed, on the NYSE, American, or Nasdaq exchanges; (vi) willful or continued failure to substantially perform Mr. Conkling’s duties under the Conkling Letter Agreement (other than any such failure resulting from Mr. Conkling’s incapacity due to physical or mental illness or disability); (vii) willful or continued failure to perform an act permitted by the Company’s rules, policies, or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics that is within his material duties under the Conkling Letter Agreement (other than by reason of physical or mental illness or disability) or directives of the Company’s Board of Directors, or material breach of the terms of the Conkling Letter Agreement, of the Non-Disclosure and Non-Competition Agreement between the Company and Mr. Conkling, or Company policy; (viii) breach of any fiduciary duty owed to the Company or its affiliates; (ix) misappropriation of the Company’s or its affiliates’ funds or property; (x) extended unexcused absence; or (xi) knowing and intentional misrepresentation or concealment of material information regarding the Company from the Company’s Board or its Chairman.

The Conkling Letter Agreement defines “good reason” as: the occurrence (without Mr. Conkling’ consent) of (i) a material reduction of Mr. Conkling’s responsibilities, or (ii) relocation of Mr. Conkling’s principal place of employment more than fifty (50) miles outside of Newark, New Jersey.

On October 23, 2023, the Compensation Committee approved an increase of Mr. Conkling’s annual cash base salary to $524,025.

Patrick Fabbio:    In connection with Mr. Fabbio’s election as Chief Financial Officer, the Company’s Board of Directors and its Compensation Committee approved the Letter Agreement with Mr. Fabbio, dated September 10, 2021, as amended on November 21, 2021 in connection with Mr. Fabbio’s election as President in addition to his role as Chief Financial Officer (the “Fabbio Letter Agreement”), and provides, among other things, the following: (i) an annual cash base salary of $425,000; (ii) annual discretionary bonus of 40% of the annual base salary, entitlement to which and any amount thereof to be determined in the sole and absolute discretion of the Company’s Compensation Committee; (iii) a sign on bonus of $50,000; (iv) a grant of options to purchase shares of Class B Common Stock of the Company with a fair market value, based on Black-Scholes option pricing model, of $2,500,000 on the date of grant that shall vest on September 30, 2026; (v) the grant to Mr. Fabbio of 363,103 restricted shares of the Company’s Class B Common Stock which shall vest as follows: as to 21.5% on December 21, 2022 (the “Initial Vesting Date”), as to 21.5% in four substantially equal amounts on the first through fourth quarterly anniversaries of the Initial Vesting Date and as to the remaining 57% in eight substantially equal amounts on or about each of the fifth through twelfth quarterly anniversaries of the Initial Vesting Date; (vi) at-will employment, provided that if Mr. Fabbio’s employment is terminated without cause (as such term is defined the Fabbio Letter Agreement) or resigns for good reason (as such term is defined the Fabbio Letter Agreement) and upon other conditions set forth in the Fabbio Letter Agreement, Mr. Fabbio will be entitled to severance in the amount of his annual base salary for six months, and in the event of termination without cause or resignation with good reason within six months following a Change of Control (as defined in the Fabbio Letter Agreement), Mr. Fabbio will be entitled to severance in the amount of his annual base salary for twelve months.

If Mr. Fabbio was terminated due to his death or disability (as defined in the Fabbio Letter Agreement), Mr. Fabbio (or his estate in the event of death) would have received all unpaid amounts of the annual cash base salary and all benefits generally eligible, if any, to which Mr. Fabbio was entitled as of the date of termination.

If Mr. Fabbio was terminated by the Company for “cause” or if Mr. Fabbio resigned without “good reason”, the Company would have paid Mr. Fabbio all unpaid amounts of the annual base salary and all benefits generally eligible, if any, to which Mr. Fabbio was entitled as of the date of termination.

The Fabbio Letter Agreement defined “cause” as: (i) commission of fraud, theft, embezzlement, or misappropriation of corporate assets in connection with Mr. Fabbio’s employment, or conviction of a felony under the laws of the United States or any state thereof; (ii) commission of willful or grossly negligent acts or omissions which result in an assessment of a criminal or material civil penalty against Mr. Fabbio, the Company, or its affiliates; (iii) commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his lawful duties or responsibilities which have or may be expected to have an adverse effect on the Company or its affiliates; (iv) commission of any serious offense that results in or would reasonably be expected to result in financial harm, negative publicity or other material harm to the Company or its affiliates; (v) engaging in any act covered by Rule 506(d) of Regulation D under the Securities Act of 1933, as amended, and/or engaging in any act, or existence of any circumstances that would, in the reasonable judgment of the Company, be harmful to the Company’s ability to have its common stock be granted approval to list, or continue to be listed, on the NYSE, American, or Nasdaq exchanges; (vi) willful or continued failure to substantially perform Mr. Fabbio’s duties under the Fabbio Letter Agreement (other than any such failure resulting from Mr. Fabbio’s incapacity due to physical or mental illness or disability); (vii) willful or continued failure to perform an act permitted by the Company’s rules, policies, or procedures, including without limitation, the Company’s Code of Business Conduct and Ethics that is within his material duties under the Fabbio Letter Agreement (other than by reason of physical or mental illness or disability) or directives of the Company’s Board of Directors, or material breach of the terms of the Fabbio Letter Agreement, of the Non-Disclosure and Non-Competition Agreement between the Company and Mr. Fabbio, or Company policy; (viii) breach of any fiduciary duty owed to the Company or its affiliates; (ix) misappropriation of the Company’s or its affiliates’ funds or property; (x) extended unexcused absence; (xi) failure to provide to the Company, within the first three (3) business days of employment, documentation that Mr. Fabbio are authorized to work in the United States, in accordance with applicable law; or (xii) knowing and intentional misrepresentation or concealment of material information regarding the Company from the Company’s Board or the Chairman.

The agreement defined “good reason” as: the occurrence (without Mr. Fabbio’ consent) of (i) a material reduction of Mr. Fabbio’s authority, or (ii) relocation of Mr. Fabbio’s principal place of employment more than fifty (50) miles outside of Newark, New Jersey.

On January 4, 2023, the Company’s Board of Directors determined, in light of the Company’s previously disclosed change of focus, and Mr. Fabbio’s desire to pursue other professional opportunities, by mutual decision, that, effective January 27, 2023, Mr. Fabbio would depart the Company. In connection with his departure and pursuant to the Fabbio Letter Agreement, Mr. Fabbio received severance in the amount of $307,913 and forfeited all 285,036 restricted shares of Class B Common Stock and options to purchase 105,602 shares of Class B Common Stock granted to him under the terms of Fabbio Letter Agreement.

POTENTIAL POST-EMPLOYMENT PAYMENTS

Certain of the Company’s executives who are party to employment agreements with the Company are entitled under such agreements to payments upon termination. The discussion below is based on the employment and letter agreements in effect as of July 31, 2023, and Company policy for Messrs. Jonas, Conkling and Polinsky. Mr. Fabbio resigned during Fiscal 2023 and the post-employment payment he received from the Company is set forth above.

For Mr. Jonas, the Company’s Executive Chairman, if his employment is terminated (i) by the Company with Cause (as defined in the Jonas Employment Agreement), or (ii) by Mr. Jonas without Good Reason (as defined in the Jonas Employment Agreement), Mr. Jonas shall be entitled to receive all accrued obligations to Mr. Jonas. In the event the Company terminates his employment without Cause, if Mr. Jonas terminates his employment for Good Reason or in the event of Mr. Jonas death or disability, Mr. Jonas shall be paid severance in the amounts and under the terms and conditions set forth above, any restrictions with respect to any equity grants shall lapse, and any unvested equity grants in the Company or its subsidiaries shall vest.

For Mr. Conkling, the Company’s Chief Executive Officer if his employment is terminated (i) due to his death or disability, (ii) by the Company with Cause (as defined in the Conkling Letter Agreement), or (iii) by Mr. Conkling without Good Reason (as defined in the Conkling Letter Agreement), Mr. Conkling (or his estate) shall be entitled to receive all unpaid amounts (A) of annual base salary, if any, to which Mr. Conkling was entitled as of the date of termination and (B) to which Mr. Conkling was then entitled under any benefits generally available. In the event the Company terminates his employment without Cause or if Mr. Conkling terminates his employment for Good Reason, Mr. Conkling shall be paid severance in the amounts and under the terms and conditions set forth above and any unvested shares of the Company’s Class B Common Stock shall continue to vest for six months following the date of termination.

Please see the section above entitled “Employment Agreements” for more details on these payments and the employment agreements of these executive officers, generally.

In addition to, but not duplicative of, rights pursuant to the Employment Agreements, under Company policy, a Named Executive Officer (other than the Executive Chairman) whose employment is (i) terminated without cause or who resigns for good reason will be entitled to a prorated portion of the Named Executive Officer’s target annual bonus for the year in which termination occurs; and (ii) terminated in connection with a change in control of the Company will be entitled to severance in the amount of the Named Executive Officer’s annual base cash salary for twelve months (eighteen months for the chief executive officer), an amount equal to the Named Executive Officer’s target annual bonus (150% for the Chief Executive Officer) and vesting of any unvested outstanding equity awards.

The following table describes and quantifies the amount of post-termination payments that would be payable to each of the Named Executive Officers of the Company who are party to employment agreements as of the date of the Proxy Statement in the event of termination of such Named Executive Officer’s employment effective as of July 31, 2023 under various employment-related scenarios pursuant to the employment agreements entered into with each of the Named Executive Officers and Company policy set forth in the table below utilizing a per share stock price of $2.00, the closing market price of the Company’s Class B Common Stock on July 31, 2023, the last trading day of Fiscal 2023. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those presented in the following table. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the Named Executive Officer’s age.

Name	Benefit ($)	Death ($)	Disability ($)	Change In Control ($)		By Company w/o Cause ($)	By Company w/Cause ($)	By NEO w/o Good Reason ($)	By NEO w/Good Reason ($)
Howard Jonas	Severance	$40,000	$40,000	—		$40,000	—	—	$40,000
	Restricted Stock(1)	$319,150	$319,150	—		$319,150	—	—	$319,150
	Stock Options	—	—	—		—	—	—	—

William Conkling	Severance	—	—	$1,147,500		$765,000	—	—	$765,000
	Restricted Stock(2)	—	—	$779,666		—	—	—	—
	Stock Options	—	—	$—		—	—	—	—

David Polinsky	Severance	—	—	$260,000		—	—	—	—
	Restricted Stock(3)	—	—	$225,832		—	—	—	—
	Stock Options	—	—	—	(4)	—	—	—	—

____________

(1)      Represents the accelerated vesting of 159,575 restricted shares of Class B Common Stock.

(2)      Represents the accelerated vesting of 389,833 restricted shares of Class B Common Stock.

(3)      Represents the accelerated vesting of 112,916 restricted shares of Class B Common Stock.

(4)      Does not include any additional value with respect to the accelerated vesting of out-of-the-money options to purchase (i) 31,250 shares of Class B Common Stock with an exercise price of $4.57 and (ii) 50,000 shares of Class B Common Stock with an exercise price of $2.10, as the closing price of the Class B Common Stock on the last trading day of Fiscal 2023 was $2.00.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to our former and current executive officers (the “Named Executive Officers”) by the Company during Fiscal 2023 and Fiscal 2022.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus(1)	Stock Awards(2)		Option Awards		All Other Compensation		Total
Howard Jonas	2023	$40,000	$—	$—		$—		$—		$40,000
Chairman of the Board and Executive Chairman	2022	$223,750	$—	$850,000	(3)	$—		$—		$1,073,750
William Conkling	2023	$507,500	$229,500	$—		$—		$14,949	(4)	$751,949
Chief Executive Officer	2022	$475,000	$232,500	$2,588,488	(5)	$—		$—		$3,295,988
Patrick Fabbio	2023	$213,165	$—	$—		$—		$320,113	(7)	$533,278
Former Chief Financial Officer(6)	2022	$371,875	$208,100	$1,506,877	(8)	$2,499,599	(9)	$—		$4,586,451
David Polinsky	2023	$257,500	$93,600	$204,000	(11)	$79,500	(12)	$12,200	(13)	$646,800
Chief Financial Officer(10)

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary and bonus compensation.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, which is based on the closing price of our common stock on the grant date. For a discussion of the valuation and a description of the restricted stock awards granted, please see Note 20 — Equity to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2023. Holders of restricted shares of the Company’s Class B Common stock are entitled to receive any dividends paid on Class B Common Stock of the Company.

(3)      Represents the value of the grant to Mr. Jonas on June 14, 2022 of 452,130 restricted shares of the Company’s Class B Common Stock.

(4)      Consists of the Company’s contribution to Mr. Conkling’s account established under the Rafael 401(k) plan.

(5)      Represents the value of the grant to Mr. Conkling on February 1, 2022 of 623,732 restricted shares of the Company’s Class B Common Stock.

(6)      Patrick Fabbio served as Chief Financial Officer from September 13, 2021 until January 27, 2023.

(7)      Consists of $307,913 paid to Mr. Fabbio as severance upon his resignation as Chief Financial Officer in accordance with his employment agreement and $12,200 representing the Company’s contribution to Mr. Fabbio’s account established under the Rafael 401(k) plan.

(8)      Represents the value of the grant to Mr. Fabbio on February 1, 2022 of 363,103 restricted shares of the Company’s Class B Common Stock.

(9)      Represents the value of the grant to Mr. Fabbio on September 17, 2021 of options to purchase 105,602 shares of the Company’s Class B Common Stock.

(10)    David Polinsky has served as Chief Financial Officer since January 28, 2023.

(11)    Represents the value of the grant to Mr. Polinsky on January 23, 2023 of 100,000 restricted shares of the Company’s Class B Common Stock.

(12)    Represents the value of the grant to Mr. Polinsky on January 23, 2023 of options to purchase 50,000 shares of the Company’s Class B Common Stock.

(13)    Consists of the Company’s contribution to Mr. Polinsky’s account established under the Rafael 401(k) plan.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested restricted shares of the Company’s Class B Common Stock by our Named Executive Officers as of July 31, 2023.

	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Howard Jonas	—	—	—		—	—	159,575	(2)	$319,150
William Conkling	4/15/2021	—	118,409		40.85	4/14/2031	389,833	(3)	$779,666
David Polinsky	1/19/2022	18,750	31,250	(4)	4.57	1/18/2032	112,916	(5)	$225,832
	1/23/2023	—	50,000	(6)	2.10	1/22/2033	—		—
Patrick Fabbio	—	—	—		—	—	—		—

____________

(1)      The market value of unvested restricted shares of the Company’s Class B Common Stock is calculated by multiplying the number of such shares held by the applicable named executive officer by $2.00, which was the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of Fiscal 2023).

(2)      Represents shares of Class B Common Stock that vest on June 13, 2024.

(3)      Represents restricted shares of Class B Common Stock that 38,983 shares vested on September 21, 2023 and 350,850 shares are scheduled to vest as to 38,983 shares quarterly, from December 21, 2023, through September 21, 2025 and 38,986 shares on December 21, 2025.

(4)      The options vested as to 3,125 on October 19, 2023 and options as to 3,125 shall vest on each of January 19, 2024, April 19, 2024, July 19, 2024, October 19, 2024, January 19, 2025, April 19, 2025, July 19, 2025, October 19, 2025 and January 19, 2026.

(5)      Represents restricted shares of Class B Common Stock that 5,416 shares vested on September 23, 2023 and 107,500 shares are scheduled to vest as to 25,000 shares on December 21, 2023; 6,250 shares on each of March 21, 2024, June 21, 2024 and September 21, 2024; 3,750 on September 23, 2024; 6,250 shares on each of December 21, 2024, March 21, 2025, June 21, 2025 and September 21, 2025; 3,750 shares on September 23, 2025; and 6,250 shares on each of December 21, 2025, March 21, 2025, June 21, 2026, September 21, 2026 and December 21, 2026.

(6)      The options shall vest as to 12,500 on January 23, 2024 and as to 3,125 on each of April 23, 2024, July 23, 2024, October 23, 2024, January 23, 2025, April 23, 2025, July 23, 2025, October 23, 2025, January 23, 2026, April 23, 2026, July 23, 2026, October 23, 2026 and January 23, 2027.

Except as provided for in agreements that the Company has entered, or may enter, into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Pay vs. Performance

The following table presents compensation information for William Conkling, our Chief Executive Officer, and Ameet Mallik, who served as our chief executive officer in Fiscal 2022 until January 31, 2022, and the average compensation information for the other individuals named in the summary compensation table, as well as certain measures relating to Company performance.

Fiscal Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO ($)		Summary Compensation Table Total for PEO(5) ($)	Compensation Actually Paid to PEO ($)		Average Summary Compensation Table Total for Non-PEO “NEOs ($)(7)	Average Compensation Actually Paid to Non-PEO NEOs ($)		Value of Initial Fixed $100 Investment Based On Total Shareholder Return(10) ($)	Net Income ($)
Fiscal 2023	$751,949	$6865,323	(3)	$—	$—		$406,693	$197,165	(8)	$3.95	$(2,215,000)
Fiscal 2022	$3,295,988	$(2,118,145	)(4)	$5,450,000	$(40,529,033	)(6)	$999,261	$(882,926	)(9)	$3.99	$(142,377,000)

____________

(1)      Information provided for the last two completed fiscal years.

(2)      William Conkling, Chief Executive Officer.

(3)      In Fiscal 2023, Mr. Conkling’s compensation actually paid was lower than the total amount disclosed in the Summary Compensation Table in the amount of $66,626, due to the following:

(a)      A reduction in the amount of $56,916 as 389,833 unvested restricted shares of our Class B Common Stock relating to awards of restricted shares of our Class B Common Stock granted prior to Fiscal 2023 remained outstanding at the end of Fiscal 2023 with a fair market value of $779,666, based upon the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of 2023) of $2.00. In addition, (i) 155,933 unvested restricted shares of our Class B Common Stock vested on December 21, 2022 having a fair market value of $277,561 based on the closing price of our Class B Common Stock on December 21, 2022 of $1.78; (ii) 38,983 unvested restricted shares of our Class B Common Stock vested on March 21, 2023 having a fair market value of $63,152 based on the closing price of our Class B Common Stock on March 21, 2023 of $1.62; and (iii) 38,983 unvested restricted shares of our Class B Common Stock vested on June 21, 2023 having a fair market value of $82,644 based on the closing price of our Class B Common Stock on June 21, 2023 of $2.12. The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of restricted shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $1,203,023. Such shares had a fair market value at the end of Fiscal 2022 of $1,259,939 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02. Therefore, the difference in fair market value was negative $56,916; and

(b)      A reduction in the amount of $9,710 relating to an award of options to purchase 118,409 shares of the Company’s Class B Common Stock granted prior to Fiscal 2023 that remained outstanding at the end of Fiscal 2023 with a fair market value of $44,285. Such options had a fair market value at the end of Fiscal 2022 of $53,995. Therefore, the difference in fair market value was negative $9,710.

(4)      In Fiscal 2022, Mr. Conkling’s compensation actually paid was lower than the total amount disclosed in the Summary Compensation Table in the amount of $5,414,133, due to the following:

(a)      A reduction in the amount of $2,588,488 relating to the fair market value of the grant on February 1, 2022 of 623,732 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(b)      An increase in the amount of $1,259,939 as, in Fiscal 2022, Mr. Conkling was granted 623,732 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2022 of $1,259,939 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02; and

(c)      A reduction in the amount of $4,085,584 relating to an award of options to purchase 118,409 shares of the Company’s Class B Common Stock granted prior to Fiscal 2022 that remained outstanding at the end of Fiscal 2022 with a fair market value of $53,995. Such options had a fair market value at the end of Fiscal 2021 of $4,139,579. Therefore, the difference in fair market value was negative $4,085,584.

(5)      Ameet Mallik served as Chief Executive Officer in Fiscal 2022 until January 31, 2022.

(6)      In Fiscal 2022, Mr. Mallik’s compensation actually paid was lower than the total amount disclosed in the Summary Compensation Table in the amount of $45,979,033, due to the following:

(a)      A reduction in the amount of $45,979,033 as in Fiscal 2022, 908,497 restricted shares of the Company’s Class B Common Stock were forfeited by Mr. Mallik upon his resignation from the Company in January 2022 having a fair market value at the end of Fiscal 2021 of $45,979,033 based upon the closing price of our Class B Common Stock on July 30, 2021 (the last trading day of 2021) of $50.61.

(7)      In Fiscal 2023, our Named Executive Officers other than the Chief Executive Officer were Howard Jonas, David Polinsky and Patrick Fabbio and, in Fiscal 2022, our Named Executive Officers other than the Chief Executive Officer were Howard Jonas, Patrick Fabbio and Mary Margaret Huizinga.

(8)      In Fiscal 2023, the average compensation actually paid to our Named Executive Officers other than the Chief Executive Officer was lower than the total amount disclosed in the Summary Compensation Table in the average amount of $209,528, due to the following:

(a)      As to Howard Jonas an increase in the amount of $25,865 as 159,575 unvested restricted shares of our Class B Common Stock relating to awards granted prior to Fiscal 2023 remained outstanding at the end of Fiscal 2023 with a fair market value of $319,150 based upon the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of 2023) of $2.00. In addition, (i) 33,245 restricted shares of our Class B Common Stock vested on September 14, 2022 having a fair market value of $78,791 based on the closing price of our Class B Common Stock on September 14, 2022 of $2.37; (ii) 33,245 restricted shares of our Class B Common Stock vested on December 14, 2022 having a fair market value of $61,836 based on the closing price of our Class B Common Stock on December 14, 2022 of $1.86; (iii) 33,245 unvested restricted shares of our Class B Common Stock vested on March 14, 2023 having a fair market value of $64,828 based on the closing price of our Class B Common Stock on March 14, 2023 of $1.95; and (iv) 192,820 restricted shares of our Class B Common Stock vested on June 14, 2023 having a fair market value of $414,563 based on the closing price of our Class B Common Stock on June 14, 2023 of $2.15. The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of restricted shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $939,168. Such shares had a fair market value at the end of Fiscal 2022 of $913,303 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02. Therefore, the difference in fair market value was $25,865.

(b)      As to Patrick Fabbio a reduction in the amount of $650,539 for the following:

(1)      A reduction in the amount of $575,773 as in Fiscal 2023, 286,036 restricted shares of the Company’s Class B Common Stock were forfeited by Mr. Fabbio upon his departure from the Company in January 2023 having a fair market value at the end of Fiscal 2022 of $575,773 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02;

(2)      A reduction in the amount of $55,230 as options to purchase 105,602 shares of the Company’s Class B Common Stock were forfeited by Mr. Fabbio upon his departure in January 2023 from the Company having a fair market value at the end of Fiscal 2022 of $55,230; and

(3)      A reduction in the amount of $19,536 as 78,067 restricted shares of our Class B Common Stock vested on December 21, 2022 having a fair market value of $138,159 based on the closing price of our Class B Common Stock on December 21, 2022 of $1.78. Such shares had a fair market value at the end of Fiscal 2022 of $157,695 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02. Therefore, the difference in fair market value was negative $19,536.

(c)      As to David Polinsky a reduction in the amount of $3,910 for the following:

(1)      A reduction in the amount of $283,500 relating to the fair market value of the grants on January 23, 2023 of 100,000 restricted shares of our Class B Common Stock and options to purchase 50,000 shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(2)      An increase in the amount of $200,000 as in Fiscal 2023, Mr. Polinsky was granted 100,000 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2023 of $200,000 based upon the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of 2023) of $2.00;

(3)      An increase in the amount of $73,300 as in Fiscal 2023, Mr. Polinsky was granted options to purchase 50,000 shares of our Class B Common Stock that had a fair market value at the end of Fiscal 2023 of $73,300.

(4)      A decrease in the amount of $754 as 12,916 unvested restricted shares of our Class B Common Stock relating to awards granted prior to Fiscal 2023 remained outstanding at the end of Fiscal 2023 with a fair market value of $25,832 based upon the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of 2023) of $2.00. In addition, 7,083 restricted shares of our Class B Common Stock vested on September 23, 2022 having a fair market value of $13,812 based on the closing price of our Class B Common Stock on September 23, 2022 of $1.95. The fair market value of the unvested shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of unvested shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $39,644. Such shares had a fair market value at the end of Fiscal 2022 of $40,398 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02. Therefore, the difference in fair market value was negative $754; and

(5)      An increase in the amount of $7,044 as options to purchase 31,250 shares of our Class B Common Stock relating to awards granted prior to Fiscal 2023 remained outstanding at the end of Fiscal 2023 with a fair market value of $45,813. In addition, options to purchase (i) 12,500 shares of our Class B Common Stock vested on January 19, 2023 having a fair market value of $15,250; (ii) 3,125 shares of our Class B Common Stock vested on April 19, 2023 having a fair market value of $3,378; and (iii) 3,125 shares of our Class B Common Stock vested on July 19, 2023 having a fair market value of $3,603. The fair market value of the unvested options to purchase shares of our Class B Common Stock remaining outstanding at the end of Fiscal 2023 and the vesting of unvested options to purchase shares of our Class B Common Stock during Fiscal 2023 relating to awards granted prior to Fiscal 2023 was $68,044. Such options had a fair market value at the end of Fiscal 2022 of $61,000. Therefore, the difference in fair market value was $7,044.

(9)      In Fiscal 2022, the average compensation actually paid to our Named Executive Officers other than the Chief Executive Officer was lower than the total amount disclosed in the Summary Compensation Table in the average amount of $1,882,187, due to the following:

(a)      As to Howard Jonas an increase in the amount of $63,303 for the following:

(1)      A reduction in the amount of $850,000 relating to the fair market value of the grants on June 14, 2022 of 452,130 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table; and

(2)      An increase in the amount of $913,303 as, in Fiscal 2022, Mr. Jonas was granted 452,130 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2022 of $913,303 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2023) of $2.02.

(b)      As to Patrick Fabbio a reduction in the amount of $3,217,778 for the following:

(1)      A reduction in the amount of $1,506,877 relating to the fair market value of the grant on February 1, 2022 of 363,103 restricted shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(2)      A reduction in the amount of $2,499,599 relating to the fair market value of the grant on September 17, 2021 of options to purchase 105,602 shares of our Class B Common Stock as set forth in the Summary Compensation Table;

(3)      An increase in the amount of $733,468 as in Fiscal 2022, Mr. Fabbio was granted 363,103 restricted shares of our Class B Common Stock having a fair market value at the end of Fiscal 2022 of $733,468 based upon the closing price of our Class B Common Stock on July 29, 2022 (the last trading day of 2022) of $2.02; and

(4)      An increase in the amount of $55,230 as in Fiscal 2022, Mr. Fabbio was granted options to purchase 105,602 shares of our Class B Common Stock that had a fair market value at the end of Fiscal 2022 of $55,230.

(c)      As to Mary Margaret Huizinga a reduction in the amount of $2,492,086 relating to the fair market value of the grant on October 18, 2021 of options to purchase 122,341 shares of our Class B Common Stock as set forth in the Summary Compensation Table. The options were forfeited in Fiscal 2022 prior to any vesting.

(10)    Calculated based on a hypothetical $100 investment beginning at market close on July 31, 2021.

As shown by the above table, the compensation actually paid to our Chief Executive Officer corelates with the compensation actually paid to our other Named Executive Officers, and to a more limited degree, to our Total Shareholder Return. As disclosed in our periodic reports filed with the SEC, there were significant negative operational developments during our 2022 Fiscal Year as evidenced by the significant net loss for the period, which impacted the market price for our Class B Common Stock. Executive compensation was adjusted to reflect the Company’s situation and the value of the equity components of that compensation were impacted.

The cash components of our executive compensation are based on a number of factors, including, in the case of bonus compensation, goals for the Company and for individual executive officers that are set early in the fiscal year by the Compensation Committee of our Board of Directors. Following the end of each fiscal year, management reports to the Compensation Committee regarding actual performance relative to the goals, the contribution of each executive officer related to the goals set for the Company and the relevant executive and other factors regarding the performance of the executive officers, and makes recommendations regarding various elements of compensation. The Compensation Committee then determines the incentive compensation to be awarded.

Executive officers are also granted from time to time, equity awards in securities of the Company to directly align their interests with those of our stockholders. Equity awards may include grants of restricted stock, options to purchase stock and deferred stock units.

While the specific factors that drive compensation decisions may not directly correlate with our net income (loss) or Total Shareholder Return, certain of the criteria used impact compensation, the value of the non-cash elements of compensation as well as Total Shareholder Return and that, directly and indirectly, contributes to the correlation shown in the table above.

Equity Compensation Plan Information as of July 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column of this table)
Equity compensation plans approved by security holders – 2018 Equity Incentive Plan	118,409	$40.85	0
Equity compensation plans approved by security holders – 2021 Equity Incentive Plan	270,000	$2.96	928,812

The Company adopted the 2018 Plan and 2021 Plan to provide equity compensation to the Company’s Board of Directors, the Company’s management and the Company’s employees and consultants. Except as described above, the Company has not committed to award any grants under such plan.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Second Amended and Restated By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors for the Board of Directors, effective as of the Annual Meeting, at five. There are currently four directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All four directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Susan Y. Bernstein, Stephen M. Greenberg, Howard S. Jonas, Mark A. McCamish, and Michael J. Weiss, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2025 Annual Meeting, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. A majority of the votes cast at the Annual Meeting of Stockholders shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The biographical information and other information about the nominees is contained below. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as Chairman of the Board of Directors of the Company since August 17, 2017, our Executive Chairman since June 2022 and served as Chief Executive Officer from March 8, 2018 through April 30, 2021. Mr. Jonas has been a director of Cornerstone Pharmaceuticals since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013. Mr. Jonas has served as Chairman of the Board of Directors of Genie Energy Ltd. since January 2011, when it was spun off from IDT, and served as Chief Executive Officer of Genie from January 2014 until November 2017. Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016, from June 2016 to November 2016, and as the Vice Chairman of Zedge since November 2016. Mr. Jonas also serves as Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009 and served as Chief Executive Officer until April 2020. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved. In addition, having Mr. Jonas serve on the Board provides our Company with effective leadership.

Susan Y. Bernstein is a director nominee. Since 2018, Ms. Bernstein has served as Co-Owner/Director of Sales and Marketing for the Best Western PLUS Morristown Inn which is the #1 hotel in Morristown on TripAdvisor. From November 2013 through September 2017, Ms. Bernstein served as General Manager and owner of 414 Hotel, leading the hotel to the ranking as the #1 hotel in New York City on TripAdvisor where it remained for two years until it was sold. Ms. Bernstein had previously served as Sales Manager for Signature Tours, a worldwide tour company. Ms. Bernstein received a B.A. in Communications and Marketing from Boston University.

Key Attributes, Experience and Skills:

Ms. Berstein is a seasoned executive who brings a different perspective to the Board than the other director nominees, in particular due to her gender. Her managerial experience enhances her ability to perform the oversight functions of Board members and to review the performance of management and provide guidance on strategic matters. Ms. Bernstein’s prior success in driving growth and improvement at businesses under her management brings valuable skills that complement those of current Board members.

Stephen M. Greenberg has served as a director since March 2018. He served as a director of Zedge, Inc. (NYSE American: ZDGE) from May 2016 to January 2018. Mr. Greenberg has been managing member of PilgrimMediation Group since May 2012 and managing member of Bento Box Entertainment since January 2013. Mr. Greenberg previously served as Chairman of the Board and Chief Executive Officer of Net2Phone, Inc. and of IDT Spectrum, Inc. from 2002 to 2006. From June 2015 to June 2018, Mr. Greenberg served as the 29th Chairman of the Board of the Conference of Presidents of Major American Jewish Organizations, the central coordinating body on international and national concerns for fifty National Jewish Organizations. Mr. Greenberg has also served as Chairman of the National Coalition for Eurasian Jewry. Mr. Greenberg has been a member of the board of American Friends of Beit Hatfusot since 1995 and previously served as the organization’s President and a member of the board of Tel Aviv Foundation since 2005. Mr. Greenberg was also a member of the board of International Hillel from 2006 to 2012. Mr. Greenberg received a B.A. in English cum laude from Washington & Jefferson College in 1965 and a J.D. with honors from George Washington University in 1968.

Key Attributes, Experience and Skills:

Mr. Greenberg is a seasoned professional and executive. He has overseen and advised companies as CEO as well as an attorney and in other capacities. Mr. Greenberg’s experience running Net2Phone brings to the Board the perspective of an executive of a developing company that was newly public and dealing with the challenges of that position. His problem-solving skills, proven through his experience as an attorney, a mediator and a leader in public service, as well as his broad contacts in numerous fields, will also serve our Company well.

Mark A. McCamish, MD, Ph.D. has served as director since June 2021. Since November 2020, Dr. McCamish has served as President and Chief Executive Officer of IconOVir Bio, an oncolytic virus-based biotech dedicated to curing cancer and restoring life to patients. From May 2017 to April 2020, Dr. McCamish served as President and Chief Executive Officer of Forty Seven Inc. Dr. McCamish led Forty Seven Inc during critical phases of clinical development to help patients defeat their cancer. This included growing from a valuation of $169 million as a private company through a Series B offering, Initial Public Offering, two secondary fund raises and finally the acquisition of Forty Seven by Gilead for $4.9 billion. Dr. McCamish is an international expert in biologic and biosimilars development and manufacturing. Dr. McCamish has served in various senior executive positions at multiple companies including Abbott, Amgen, Novartis/Sandoz and has led pioneering efforts in filing/launching biosimilars worldwide. Dr. McCamish has demonstrated a commercial mindset in establishing research and development strategies leading to approvals and commercial success in multiple therapeutic areas and regulatory categories including biologics, biosimilars, drugs, devices, and medical foods. Dr. McCamish received a Bachelor’s Degree and Master’s Degree from UCSB and after completing his Ph.D. in Human Nutrition from the Pennsylvania State University and M.D. from University of California, Los Angeles, School of Medicine Dr. McCamish completed Residency and Fellowship Training at the University of California, Davis. Dr. McCamish has also held professorships at UC Davis and The Ohio State University.

Key Attributes, Experience and Skills:

Dr. McCamish’s extensive and broad experience in the pharmaceuticals industry, particularly in the field of oncology, with a background in research and clinical development strategies that has led to approvals and commercial success, enables Dr. McCamish to bring knowledge and insight to the Board that is valuable to the Company’s business. His prior experience as an executive officer at pharmaceutical companies provides the Board with the necessary know-how needed in overseeing the operations of a pharmaceutical company.

Michael J. Weiss, MD, Ph.D., has served as a director since March 2018 and has been on staff as an ophthalmologist with the Edward S. Harkness Eye Institute since 1985 and has served as a director of Uveitis Service since July 1987. Dr. Weiss is a Clinical Professor of Ophthalmology at Columbia University Medical Center and was Board Certified in Ophthalmology in June 1987. Dr. Weiss received a Bachelor of Science from Bar-Ilan University, Israel in 1972, a

Ph.D. from Columbia University School of Arts and Sciences in 1976 and a M.D. from Columbia College of Physicians and Surgeons in 1981. Dr. Weiss also did a Post-Graduate Fellowship at Columbia University Institute of Cancer Research from 1976-1977.

Key Attributes, Experience and Skills:

Dr. Weiss, as a practicing physician, is familiar with medical treatments that will bring perspective and insight to the Board in overseeing the Company’s pharmaceutical investments. Dr. Weiss has also previously served on the boards of public companies. His experience in oversight and corporate governance serves the Company well.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

Relationships among Directors or Executive Officers

Howard S. Jonas and Susan Y. Bernstein are brother-in-law and sister-in-law. There are no other familial relationships among any of the directors, director nominees or executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The named executive officers, executive officers, directors and director nominees of the Company are as follows:

Name	Age	Position
Howard S. Jonas	67	Chairman of the Board of Directors, Director, Executive Chairman, Director Nominee and Named Executive Officer
William Conkling	52	Chief Executive Officer, President and Named Executive Officer
David Polinsky	52	Chief Financial Officer and Named Executive Officer
John Goldberg	50	Chief Medical Officer
Patrick Fabbio	55	Former Chief Financial Officer and Former President and Former Named Executive Officer
Susan Y. Bernstein	59	Director Nominee
Stephen M. Greenberg	79	Director and Director Nominee
Mark A. McCamish	71	Director and Director Nominee
Michael J. Weiss	72	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers except Howard S. Jonas, whose information is set forth above under Proposal No. 1:

William Conkling has served as the Chief Executive Officer since February 2022 and served as the Chief Commercial and Business Officer of the Company from March 8, 2021 to January 31, 2022. Mr. Conkling has over 20 years’ experience in the pharmaceutical/biotech industry working in Oncology. He has extensive experience launching innovative oncology products. Mr. Conkling’s experience has spans across all areas of commercialization including marketing, sales, market access, commercial operations and business development. Prior to joining the Company, Mr. Conkling helped lead the launch of Trodelvy at Immunomedics Inc. (acquired by Gilead for $21B in October 2020) as the VP Sales, Marketing and Market Access. Mr. Conkling also spent over 10 years at Novartis Oncology where he helped lead the launch of the first CAR-T therapy approved in the U.S. as the Global Commercial Leader — Kymriah. Mr. Conkling is currently on the board of directors of Cornerstone Pharmaceuticals, Inc. Day Three Labs, Inc. and Cyclo Therapeutics, Inc. (Nasdaq: CYTH). Mr. Conkling earned his Bachelor’s Degree from Fordham University and his Master’s in Business Administration from New York University Stern School of Business in 1998.

David Polinsky has served as the Company’s Chief financial Officer since January 28, 2023 and served as Chief of Staff from September 2021 through January 27, 2023. Mr. Polinsky previously served as Chief Financial Officer of the Company from December 2017 through September 2021. Mr. Polinsky co-founded Cornerstone Pharmaceuticals and served as its Vice President, General Counsel and Corporate Secretary from 2002 through 2018 and as its President, General Counsel and Secretary from 2016 through March 2018. He also served on Cornerstone Pharmaceutical’s Board from 2002 until 2014. Mr. Polinsky is a member of the board of Connyct, Inc, Clinical Trials LLC and Negave Estates LLC. Previously, he served as Vice President and General Counsel for a New York-based real estate focused investment and management company, Square Management Corp., leading the investment analysis in and management of residential, office, retail and development properties. Previously and in partnership with the Honorable Edward I. Koch, former Mayor of New York City, Mr. Polinsky founded and served as CEO of a company that licensed and developed TheLaw.com. Mr. Polinsky earned his Juris Doctorate from Fordham University School of Law in 1996 and his Bachelor of Arts from Yeshiva University in 1993. Mr. Polinsky also earned the CFA Institute’s Investment Foundations certificate in 2017, a certificate from MIT Sloan School of Management in Mastering Negotiation and Influence in 2021, and a certificate in 2022 from Columbia Business School in Blockchain in Business.

John Goldberg, MD has served as Chief Medical Officer since November 20, 2023. Dr. Goldberg is a seasoned medical professional with 18 years of experience in Oncology clinical trials across academia and industry. Dr. Goldberg was the Chief Medical Officer at Oncorus from Feb 2022 to June 2023 and served as Senior Vice President of Clinical Development from Oct 2018 to Feb 2022. Prior to joining Oncorus, Dr. Goldberg served as Senior Medical Director of H3 Biomedicine, a developer of genomics-based cancer therapies. While at H3 Biomedicine, he supervised the clinical development of H3B-8800, the first-in-human spliceosome modulator. Previously, Dr. Goldberg held clinical roles in cancer drug development, leading the pediatric oncology Phase 1 program at the University of Miami and working as Medical Director for Agenus. His immunotherapy experience includes first-in-human neo-antigen vaccines, dendritic cell vaccine and GVAX trials, as well as checkpoint inhibitors and costimulatory agonists. Dr. Goldberg is also a pediatric oncologist with 15 years of experience treating children with cancer and enrolling patients in clinical trials. Dr. Goldberg received his pediatric hematology oncology training from the Dana-Farber Cancer Institute and Children’s Hospital Boston and his general pediatrics training from the University of Rochester. Dr. Goldberg holds an M.D. from the University of Massachusetts Medical School and a A.B. in Biological Sciences from the University of Chicago. In addition, Dr. Goldberg is a Medical Advisory Board Member for the Sarcoma Foundation of America.

Patrick Fabbio served as President of the Company from November 2021 to January 27, 2023 and Chief Financial Officer of the Company from September 2021 to January 27, 2023. He currently serves as the Chief Financial Officer of Protara Therapeutics and has held this position since February 2023. Mr. Fabbio has more than 25 years of financial, operational and transactional leadership experience in both publicly traded and privately held life science and pharmaceutical companies. Prior to joining Rafael Holdings, Mr. Fabbio was Chief Financial Officer of WindMIL Therapeutics Inc. Previously, he served as the Chief Financial Officer of Progenics Pharmaceuticals, Inc., electroCore Medical, LLC; Vice President of Finance at NPS Pharmaceuticals, Inc.; Vice President of Finance, Innovation and Growth at Catalent Pharma Solutions Inc.; and Chief Financial Officer at Ikano Therapeutics. His other prior financial positions included roles at Sanofi, UniPath Diagnostics, BioMatrix and Coopers & Lybrand. Mr. Fabbio is a board member of BeyondSpring Therapeutics, Inc.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2023

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2024.

CohnReznick is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since July 12, 2019. CohnReznick was the Company’s independent registered public accounting firm for Fiscal 2023. The Audit Committee of the Board of Directors has appointed CohnReznick as the Company’s independent registered public accounting firm for Fiscal 2024.

Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of CohnReznick. Even if CohnReznick’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for CohnReznick will be present by phone at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2024.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, the Company asking its stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the Fiscal 2023 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, this vote will provide feedback concerning its executive compensation program.

The Compensation Committee believes that the Company’s executive compensation program implements and achieves the goals of its executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of its stockholders. The Company’s compensation philosophy is to provide compensation to attract the individuals necessary for its current needs and growth initiatives and provide them with the proper incentives to motivate those individuals to achieve the Company’s long-term plans.

The three broad components of the Company’s executive officer compensation are base salary, annual cash incentive bonus awards, and long-term equity-based incentive awards. The Compensation Committee annually reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of the Company’s overall compensation policy. Additionally, the Compensation Committee, in conjunction with our Board of Directors, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that the Company’s current compensation plans are competitive and reasonable.

The compensation of the Named Executive Officers was set by the Company’s Compensation Committee of the Board of Directors of the Company after discussions with management about the recommended levels and components of compensation for each of the individuals.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that the Company’s executive compensation program aligns our executives’ compensation with the Company’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Stockholders Meeting:

“RESOLVED, that the stockholders of Rafael Holdings, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning the Company’s executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL,
ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

In addition to seeking a stockholders’ advisory vote on the compensation of the Named Executive Officers, the Company is asking its stockholders to express a preference as to how frequently future advisory votes on executive compensation should take place. As required by Section 14A of the Securities Exchange Act of 1934, the Company is giving stockholders the opportunity to express a preference to cast such advisory votes annually, every two years or every three years; stockholders also have the option to abstain from voting on this matter. For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every three years.

The Board believes that a vote every three years provides adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, the Company’s Board believes that an advisory vote every three years is preferable, as it would foster a long-term approach to evaluating the Company’s executive compensation program while maintaining accountability for executive compensation decisions. If a plurality of the votes cast on this matter at the Annual Stockholders Meeting is cast in favor of advisory votes on executive compensation every three years, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2027 annual meeting of stockholders.

Although the frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote. The Board and the Compensation Committee will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS SELECT “THREE YEARS” ON THE PROPOSAL CONCERNING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by CohnReznick for the Fiscal years ended July 31, 2022 and 2023:

Fiscal Year Ended July 31	2023		2022
Audit Fees	$246,547	(1)	$212,010	(1)
Audit Related Fees	$6,615	(2)	$22,061	(2)
Tax Fees	—		—
All Other Fees	—		—
Total	$253,162		$234,071

____________

(1)      Audit fees consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Q and reimbursement of expenses.

(2)      Audit-related fees consist of fees related to registration statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2023.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found in the Corporate Governance section of the Company’s web site, http://rafaelholdings.irpass.com/Committees. The Audit Committee reviews its charter on a no less than annual basis. The Board of Directors, with input from its Corporate Governance Committee, annually reviews the NYSE listing standards’ definition of independence for Audit Committee members, questionnaires completed by the Audit Committee members and all information available to the Board of Directors and Corporate Governance Committee regarding relationships that could reasonably be expected to impact independence in accordance with those standards At meetings held on November 14, 2023, the Corporate Governance Committee determined and recommended to the Board of Directors that it determine, and based in part on that recommendation, the Board of Directors determined, that each member of the Audit Committee meets the relevant standards. In addition, the Corporate Governance Committee annually reviews the relevant definitions of financial literacy and Audit Committee financial expert with the information provided in the completed questionnaires to make determinations and recommendations to the Board of Directors. The Board of Directors, with input from its Corporate Governance Committee, has also determined that each of Stephen M. Greenberg, Mark A. McCamish and Michael J. Weiss is financially literate in accordance with the NYSE listing standards and that Stephen M. Greenberg qualifies as an “audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2023, CohnReznick LLP, was responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating and, when appropriate, replacing the Company’s independent registered public accounting firm, and evaluates, based on the information available to it, the independence of that firm. The Audit Committee has the authority to engage its own outside counsel and other advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

The Audit Committee members are not professional accountants or auditors, and the function of the Audit Committee is not intended to duplicate or to certify the activities of the Company’s management or the Company’s independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives or develops, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal controls over financial reporting, audit and other matters. In each of the first three quarters of fiscal 2023, the Audit Committee met with the Company’s independent registered public accounting firm and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and quarterly filings made with the Securities and Exchange Commission. The Company’s management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent registered public accounting audit firm. The Audit Committee reviews, and discusses with the Company’s management, the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent registered public accounting firm can be retained to perform non-audit services. In accordance with Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by the Company’s independent registered public accounting firm. Pre-approval is to be required for audit services, audit-related services, tax services, and other services.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2023, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2023. CohnReznick LLP has provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP and management that firm’s independence. The Audit Committee has also reviewed and discussed with CohnReznick LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended July 31, 2023 be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Stephen M. Greenberg, Chairman
Mark A. McCamish
Michael J. Weiss

OTHER INFORMATION

Submission of Proposals for the 2025 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2025 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than August 2, 2024. In addition, any stockholder proposal submitted with respect to the Company’s 2025 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and relevant interpretations thereof and other guidance related thereto, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 17, 2024.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 11, 2024, or not later than the date that is 60 days prior to the one-year anniversary of the Annual Meeting if such meeting takes place on any day other than January 10, 2025.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2023 Annual Report and Form 10-K may be obtained by contacting Investor Relations, Rafael Holdings, Inc., 520 Broad Street, Newark, NJ 07102; by email: invest@rafaelholdings.com; or by phone: (212) 658-1450 ext. 7.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 20, 2023	Joyce Mason Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF RAFAEL HOLDINGS, INC. January 10, 2024 Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.: Stockholders Meeting to be Held on January 10, 2024: The Notice of Annual Meeting and Proxy Statement and the Fiscal 2023 Annual Report are available at: https://rafaelholdings.irpass.com/Annual_Reports Please complete, sign, date and mail your proxy card in the envelope provided, or vote via the Internet, as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333330304001000 8 011024 THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES, “FOR” PROPOSALS 2 AND 3 AND FOR “THREE YEARS” ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: NOMINEES: Susan Y. Bernstein Stephen M. Greenberg Howard S. Jonas Mark A. McCamish Michael J. Weiss 2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2024. 3. Advisory vote on executive compensation. 4. Advisory vote on frequency of future advisory votes on executive compensation. FOR AGAINST ABSTAIN 1 YEAR 2 YEARS 3 YEARS ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF RAFAEL HOLDINGS, INC. January 10, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.: Stockholders Meeting to be Held on January 10, 2024: The Notice of Annual Meeting and Proxy Statement and the Fiscal 2023 Annual Report are available at: https://rafaelholdings.irpass.com/Annual_Reports Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00003333330304001000 8 011024 THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES, “FOR” PROPOSALS 2 AND 3 AND FOR “THREE YEARS” ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Directors: NOMINEES: Susan Y. Bernstein Stephen M. Greenberg Howard S. Jonas Mark A. McCamish Michael J. Weiss 2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2024. 3. Advisory vote on executive compensation. 4. Advisory vote on frequency of future advisory votes on executive compensation. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. 1 YEAR 2 YEARS 3 YEARS ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution If you would like to receive future RAFAEL HOLDINGS, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address. REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS RAFAEL HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS 520 Broad Street, Newark, New Jersey 07102 (212) 658-1450 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 10, 2024 The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Rafael Holdings, Inc. to be held at the offices of Rafael Holdings, Inc., 520 Broad Street, 4th Floor, Newark, New Jersey 07102 on January 10, 2024 at 11:30 a.m. local time, and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND FOR “3 YEARS” ON PROPOSAL 4. 1.1 (Continued and to be signed on the reverse side) 14475